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Exhibit 10.3

Medicare Advantage Attestation of Benefit Plan

WELLCARE OF OHIO, INC.

H0117

Date: 08/29/2012

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2013. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2012 and 2013, including but not limited to, the 2013 Call Letter, the 2013 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
005	0	8	WellCare Value (HMO)	HMO	Renewal	0.00	0.00	08/23/2012	01/01/2013
007	0	6	WellCare Access (HMO SNP)	HMO	Renewal	0.00	20.10	08/20/2012	01/01/2013

H0117

THOMAS TRAN	8/29/2012 11:03:44 AM

Contracting Official Name	Date

8735 Henderson Rd
Ren 1
WELLCARE OF OHIO, INC.	Tampa, FL 33634

Organization	Address

H0117